================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (date of earliest event reported): September 12, 2001

                           NATIONAL ENERGY GROUP, INC.
             (Exact name of Registrant as specified in its charter)

       DELAWARE                      0-19136                          58-1922764
(State of incorporation)      (Commission file number)  (I.R.S. employer identification number)

       4925 GREENVILLE AVENUE
       1400 ONE ENERGY SQUARE
          DALLAS, TEXAS                                               75206
(Address of principal executive offices)                            (Zip code)

                                 (214) 692-9211
               (Registrant's Telephone Number including Area Code)

================================================================================

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On February 11, 1999, the United States Bankruptcy Court for the Northern District of Texas, Dallas Division entered an involuntary petition placing National Energy Group, Inc. (the "Company") under protection of the Bankruptcy Court pursuant to Title 11, Chapter 11 of the United States Bankruptcy Code. On July 24, 2000 the Bankruptcy Court entered an order confirming a plan of reorganization which became effective on August 4, 2000 (the "Plan of Reorganization"), thereby allowing the Company to operate its oil and gas operations without supervision or control of the Bankruptcy Court. As prescribed in the Plan of Reorganization, payments were made to administrative, tort claimants and trade creditors for all nondisputed allowed claims; and Arnos Corp. ("Arnos"), a company owned by Carl C. Icahn, caused distribution of funds held in the registry of the Bankruptcy Court to be paid to the Company's 10-3/4% Senior Noteholders not affiliated with Arnos. Certain other claims disputed by the Company were subsequently settled by it or adjudicated by the Bankruptcy Court. On June 29, 2001, the Bankruptcy Court entered an order approving one such settlement, which included mutual releases of all claims and causes of action between and among the Company, its shareholders, officers and directors, the Creditors Trust Joint Plan Trustee and certain other parties affiliated with the unsecured creditors committee. Arnos and its affiliates made certain significant financial commitments for the benefit of the Company pursuant to the Plan of Reorganization which was confirmed by the Bankruptcy Court. As a result of Arnos and its affiliates' participation in the Plan of Reorganization, the Company's stockholders received 50.1% of the equity in the newly-reorganized Company. If the Plan of Reorganization had not been confirmed, it is likely that the assets of the Company would have been sold and the Company would have been liquidated with no equity remaining for its stockholders. Recently, the Company and its affiliate, Gascon Partners, a New York general partnership also owned by Mr. Icahn ("Gascon"), completed the formation and implementation of the limited liability company mandated by the Plan of Reorganization and discussed below. Further, the Bankruptcy Court order authorizing the limited liability company is self-implementing with confirmation of the Plan of Reorganization and neither requires nor authorizes shareholder approval. Accordingly, the Company has effectively settled all matters relating to the bankruptcy proceeding.

         As mandated by the Plan of Reorganization and the Bankruptcy Court, NEG Holding LLC ("Holding LLC"), a Delaware limited liability company, was formed in August 2000. In exchange for an initial 50% membership interest in Holding LLC, on September 12, 2001, but effective as of May 1, 2001, the Company has contributed to Holding LLC all of its operating assets and oil and gas properties. Gascon has acquired from its affiliate, Shana Petroleum Company ("Shana"), Shana's sole membership interest in Shana National LLC, a Delaware limited liability company ("Shana National LLC"), into which Shana transferred 100% of its operating assets and oil and gas properties. In exchange for its initial 50% membership interest in Holding LLC, Gascon contributed its sole membership interest in Shana National LLC acquired from Shana, and cash, including the $10.9 million Revolving Note issued to Arnos (an affiliate of Gascon) evidencing the borrowings under the Company's revolving credit facility. In connection with the foregoing, on September 12, 2001, but effective as of May 1, 2001, Holding LLC initially owns 100% of the membership interest in NEG Operating LLC ("Operating LLC"), a Delaware limited liability company. All of the oil and gas assets contributed by the Company and all of the oil and gas assets associated with Gascon's contribution to Holding LLC have been transferred from Holding LLC to Operating LLC on September 12, 2001, but effective as of May 1, 2001.

         As a result of the foregoing transactions and as mandated by the Plan of Reorganization, the Company is a holding company (i) the principal assets of which are its remaining cash balances (approximately $4.5 million as of the date of this report) and its initial 50% membership interest in Holding LLC, and (ii) the principal liabilities of which are its $25 million revolving credit facility with Arnos ($10.9 million outstanding as of the date of this report) and its 10-3/4% Senior Notes (approximately $198.2 million, including accrued and unpaid interest, outstanding as of the date of this report). None of the Company's employees have been transferred to Holding LLC or Operating LLC.

         The management and operation of Operating LLC is being undertaken by the Company pursuant to a Management Agreement (the "Management Agreement") which the Company has entered into with Operating LLC. However, as described below, neither the Company's officers nor directors will control the strategic direction of Operating LLC's oil and gas business, which shall be controlled by the managing member of Holding LLC. The Management Agreement provides that the Company will manage Operating LLC's oil and gas assets and business until the earlier of November 1, 2006 or such time as Operating LLC no longer owns any of the managed oil and gas properties. The Company's employees will conduct the day-to-day operations of Operating LLC's oil and gas properties, and all costs and expenses incurred in the operation of the oil and gas properties shall be borne by Operating LLC, although the Management Agreement provides that the salary of the Company's Chief Executive Officer shall be 70% attributable to the managed oil and gas properties, and the salaries of each of the General Counsel and Chief Financial Officer shall be 20% attributable to the managed oil and gas properties. In exchange for the Company's management services, Operating LLC shall pay the Company a management fee of 115% of the actual direct or indirect administrative and reasonable overhead costs incurred by the Company in operating the oil and gas properties which either the Company or Operating LLC may seek to change within the range of 110%-115% as such change is warranted; however, the parties have agreed to consult with each other to ensure that such administrative and reasonable overhead costs attributable to the managed properties are properly reflected in the management fee paid to the Company. In addition, Operating LLC has agreed to indemnify the Company to the extent it incurs any liabilities in connection with its operation of the assets and properties of Operating LLC, except to the extent of its gross negligence or misconduct.

         The Operating Agreement governing Holding LLC (the "Holding Operating Agreement") provides for the management of Holding LLC by Gascon and that, subject to the managing member's discretion based on its business views and financial conditions, it is the present intention of Holding LLC to continue to conduct drilling and exploration activities and seek additional reserves in the ordinary course of business.

         Pursuant to the Holding Operating Agreement, the losses of Holding LLC shall be allocated first to Gascon until Gascon's capital account is reduced to zero, and second to the Company until its capital account is reduced to zero. Initially, each of the Company and Gascon has capital accounts equal to $111 million on a fair market value basis (the "Capital Account"). Profits shall be allocated under the Holding Operating Agreement as follows:

o First, to the Company in an amount sufficient to cancel any losses previously allocated to the Company;

o Second, to Gascon in an amount sufficient to cancel any losses previously allocated to Gascon;

o Third, 5% to Gascon and 95% to the Company until the aggregate amount of profits allocated to the Company is equal to the excess of the Company's initial priority amount of $202.2 million over the Company's initial Capital Account of $111 million, which equals an amount of $91.2 million;

o Fourth, to Gascon in an amount equal to the aggregate amount of all deductions for certain costs including management fees, intangible drilling and development costs, allocated to Gascon, reduced by any profits previously received by Gascon for these deductions;

o Fifth, to Gascon in an amount equal to the sum of all Guaranteed Payments (defined below) and any accrued interest on the Guaranteed Payments, reduced by any profits previously allocated to Gascon ("Guaranteed Payments" means with respect to any semi-annual period, 10.75% of the Company's initial priority amount of $202.2 million, less any distributions made to the Company, multiplied by the result of dividing the number of days in the period in which the Guaranteed Payment is being computed by
     365);

o Sixth, 95% to Gascon and 5% to the Company until the aggregate amount allocated to Gascon is equal to $91.2 million; and

o Seventh, to both Gascon and the Company in accordance with their then respective capital contributions to Holding LLC.

         The Holding Operating Agreement requires that distributions shall be made to both the Company and Gascon as follows:

o First and through November 1, 2006, to the Company in an amount equal to the Company's initial priority amount of $202.2 million minus any distributions previously made to the Company (the "Company Payments");

o Second, to Gascon in an amount equal to the excess of (a) the sum of (i) the Company's initial priority amount of $202.2 million, (ii) any additional capital contributions made by Gascon, (iii) the aggregate sum of all Guaranteed Payments, and (iv) an amount equal to the Accrued Gascon Amount (which, under the Holding Operating Agreement, means an amount equal to the aggregate of interest that would be computed annually if interest were imposed at a rate equal to the prime rate plus 1/2% as of the close of each fiscal year on the excess of (a) the sum of (i) the cumulative Guaranteed Payments and (ii) the aggregate of any Accrued Gascon Amount computed in prior years, over (b) the cumulative distributions by Holding LLC to Gascon), over (b) distributions previously made to Gascon pursuant to this provision in the Holding Operating Agreement (collectively, the "Gascon Payments"); and

o Third, to the Company and Gascon in accordance with their then respective Capital Accounts.

         Pursuant to the Operating Agreement governing Operating LLC (the "Operating LLC Operating Agreement"), all profits and loses of Operating LLC shall be allocated to Holding LLC. Furthermore, to the extent funds are available, Operating LLC is required to distribute to Holding LLC funds in an amount which is sufficient to make the distributions to the Company and Gascon under the Holding Operating Agreement.

         As a result of the distribution provisions of the Holding Operating Agreement, the Company will not have any excess cash available for distribution to its shareholders until such time as (1) the Company Payments are paid by Holding LLC to the Company and used by the Company to repay its outstanding indebtedness, which is required by its terms to be paid in full by 2006, and (2) the Gascon Payments are paid by Holding LLC to Gascon, which payments will approximate the Company Payments. Any distributions thereafter will be dependent on the successful operations of Operating LLC and Holding LLC as well as the Company's continued ownership of a membership interest in Holding LLC.

         The Holding Operating Agreement also contains a provision that allows Gascon at any time, in its sole discretion, to redeem the Company's membership interest in Holding LLC at a price equal to the fair market value of such interest determined as if Holding LLC had sold all of its assets for fair market value and liquidated. Since all of the Company's operating assets and oil and gas properties have been contributed to Holding LLC, following such a redemption, as noted above, the Company's principal assets would consist solely of its cash balances. In the event that such redemption right is exercised by Gascon and there follows a liquidation and distribution of the proceeds, the Company may be obligated to use the proceeds that it would receive for its redeemed membership interest to pay outstanding indebtedness and operating expenses before the distribution of any portion of such proceeds to the Company's shareholders. Following the payment of the Company's indebtedness (at the date of this report, such indebtedness consisted of approximately $198.2 million of its 10-3/4% Senior Notes and accrued interest thereon and $10.9 million in borrowings under its revolving credit facility with Arnos Corp.) and its operating expenses, there is a substantial risk that there will be no proceeds remaining for distribution to the Company's shareholders.

         At a meeting of the Board of Directors on August 30, 2001, the transactions relating to the implementation of the Management Agreement, Holding LLC and Operating LLC were unanimously approved and determined to be in accordance with the Bankruptcy Court ordered Plan of Reorganization. Following the meeting of the Company's Board of Directors, Gascon informed the Board of Directors that, to date, it had given no material consideration as to when or whether it would exercise its redemption right, but further indicated that it would not give any assurance that the right could not be exercised at some time in the future.

         The preceding is a summary of the material terms and provisions of the Holding Operating Agreement, the Operating LLC Operating Agreement and the Management Agreement. These Agreements are attached hereto as exhibits.

         Pursuant to the Plan of Reorganization, Arnos and its affiliates are now the only holders of the Company's senior notes. Furthermore, Arnos and its affiliates, including Mr. Icahn, currently hold 49.9% of the Company's outstanding common stock. Thus, Shana, Shana National LLC, Arnos, Holding LLC, Operating LLC, Gascon and Mr. Carl C. Icahn may be deemed to be affiliates of the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                                                                                                                            PAGE NO.
                                                                                                                            --------

        Pro Forma Financial Information

        Introductory Paragraph.................................................................................................F-1

        Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2001 (Unaudited).........................................F-2

        Pro Forma Condensed Consolidated Statement of Operations for the year ended
           December 31, 2000 (Unaudited).......................................................................................F-3

        Pro Forma Condensed Consolidated Statement of Operations for the six months
           Ended June 30, 2001 (Unaudited).....................................................................................F-4

        Notes to Pro Forma Condensed Consolidated Financial Statements.........................................................F-5

        Exhibits

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

         The following tables set forth (i) the unaudited pro forma condensed consolidated balance sheet as of June 30, 2001 after giving effect to the contribution by the Company of all its oil and gas properties and related assets and liabilities to NEG Holding LLC ("Holding LLC") in exchange for a membership interest in Holding LLC ("the Contribution"), as if the Contribution had occurred on June 30, 2001, and (ii) the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2000 and the six months ended June 30, 2001 after giving effect to the Contribution, as if it had occurred on January 1, 2000. The unaudited pro forma condensed consolidated balance sheet is based on the unaudited balance sheet of the Company as of June 30, 2001 as reported in the Company's quarterly report on Form 10-Q. The unaudited pro forma condensed consolidated statements of operations are based on the historical statements of operations of the Company.

         The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The pro forma financial information does not purport to represent what the Company's financial position or results of operations would actually have been had the Contribution occurred on the dates set forth above. In addition, the pro forma financial statements are not necessarily indicative of the results of future operations of the Company.

                           NATIONAL ENERGY GROUP, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET

                                                                        JUNE 30,             PRO FORMA
                                                                          2001              ADJUSTMENTS              PRO FORMA
                                                                      -------------        -------------           -------------

                             ASSETS

Current assets:
   Cash and cash equivalents .......................................  $   7,823,644        $  (3,562,991)(a)       $   4,260,653
   Accounts receivable - oil and natural gas sales .................      6,146,984           (6,146,984)(a)                  --
   Accounts receivable - joint interest and other ..................        455,870             (455,870)(a)                  --
   Oil and natural gas derivative deposit ..........................        500,000             (500,000)(a)                  --
   Drilling prepayments ............................................      1,458,893           (1,458,893)(a)                  --
   Other ...........................................................      1,742,839           (1,743,839)(a)                  --
                                                                      -------------        -------------           -------------
            Total current assets ...................................     18,128,230          (13,867,577)              4,260,653

Oil and natural gas properties, at cost (full cost method):
   Subject to ceiling limitation ...................................    362,319,172         (362,319,172)(a)                  --
   Accumulated depreciation, depletion and amortization ............   (281,051,310)         281,051,310(a)                   --
                                                                      -------------        -------------           -------------
   Net oil and natural gas properties ..............................     81,267,862          (81,267,862)                     --

   Investment in LLC ...............................................             --           89,148,353(a)           89,148,353

   Other property and equipment ....................................      2,771,745           (2,771,745)(a)                  --
   Accumulated depreciation ........................................     (2,069,322)           2,069,322(a)                   --
                                                                      -------------        -------------           -------------
   Net other property and equipment ................................        702,423             (702,423)                     --

   Other assets and deferred charges net ...........................      2,298,227           (2,298,227)(a)                  --
   Deferred tax asset ..............................................             --           31,850,000)(b)          31,850,000
                                                                      -------------        -------------           -------------
            Total assets ...........................................  $ 102,396,742        $  22,862,264           $ 125,259,006
                                                                      =============        =============           =============

                                          LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
   Accounts payable - trade ........................................  $   1,566,763        $  (1,566,763)(a)                  --
   Accounts payable - revenue ......................................      2,976,631           (2,976,631)(a)                  --
   Accrued interest on senior notes ................................      2,956,250             (439,750)(c)           2,516,500
   Other ...........................................................      1,212,358           (1,212,358)(a)                  --
   Credit facility .................................................             --           10,939,750(c)           10,939,750
                                                                      -------------        -------------           -------------
            Total current liabilities ..............................      8,712,002            4,744,248              13,456,250
Long term liabilities:
   Senior notes ....................................................    165,000,000          (16,363,000)(c)         148,637,000
   Long-term interest payable on senior notes ......................     48,355,305           (4,837,000)(c)          43,518,305
   Deferred gain on senior note redemption .........................             --           10,700,000 (c)          10,700,000
   Other ...........................................................      2,274,274           (2,274,274)(a)                  --
   Gas balancing ...................................................        957,710             (957,710)(a)                  --

Stockholders' equity (deficit):
   Commons stock, $.01 par value:
     Authorized shares - 100,000,000; Issued and
       outstanding shares - 11,190,650 at June 30, 2001 ............        111,907                   --                 111,907
   Additional paid-in capital ......................................    115,554,427                   --             115,554,427
   Accumulated deficit .............................................   (238,568,883)          31,850,000(b)         (206,718,883)
                                                                      -------------        -------------           -------------
            Total stockholders' equity (deficit) ...................   (122,902,549)          31,850,000             (91,052,549)
                                                                      -------------        -------------           -------------
            Total liabilities and stockholders' equity (deficit) ...  $ 102,396,747        $  22,862,264           $ 125,259,006
                                                                      =============        =============           =============

                             See accompanying notes.

                           NATIONAL ENERGY GROUP, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                          YEAR ENDED DECEMBER 31, 2000

                                                                         PRO FORMA
                                                     HISTORICAL          ADJUSTMENTS             PRO FORMA
                                                    ------------        ------------           ------------

Revenues:
  Oil and natural gas sales .................       $ 51,014,416        $(51,014,416)(d)       $         --
  Accretion of Investment in LLC ............                 --          31,666,622(e)          31,666,622
  Management fee ............................                 --           4,848,265(f)           4,848,265
                                                    ------------        ------------           ------------
          Total revenue .....................         51,014,416         (14,499,528)            36,514,887

Cost and expenses:
  Lease operating ...........................          5,671,697          (5,671,697)(d)                 --
  Oil and natural gas production taxes ......          2,888,468          (2,888,468)(d)                 --
  Depreciation, depletion and amortization ..         11,043,872         (11,043,872)(d)                 --
  General and administrative ................          4,526,883                  --              4,526,883
                                                    ------------        ------------           ------------
          Total cost and expenses ...........         24,130,920         (19,604,037)             4,526,883
                                                    ------------        ------------           ------------
Operating income ............................         26,883,496           5,104,509             31,998,005
Other income (expense)
  Interest expense ..........................         (9,655,622)            249,419(g)          (9,406,203)
  Interest income and other, net ............          1,671,092          (1,500,666)(d)            170,426
                                                    ------------        ------------           ------------
Income before reorganization items
  and income taxes ..........................         18,898,966           3,853,261             22,752,227
Reorganization items:
  Professional fees and other ...............         (1,354,015)                 --             (1,354,015)
  Interest earned on accumulating cash
    resulting from Chapter 11 proceeding ....          1,064,688          (1,064,688)(d)                 --
                                                    ------------        ------------           ------------
Income before income taxes ..................         18,609,639           2,788,573             21,398,212
  Provision for income taxes ................                 --          (7,489,374)(h)         (7,489,374)
                                                    ------------        ------------           ------------
Income (loss) before extraordinary item .....       $ 18,609,639        $ (4,700,801)          $ 13,908,838
                                                    ============        ============           ============

                             See accompanying notes.

                           NATIONAL ENERGY GROUP, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                         SIX MONTHS ENDED JUNE 30, 2001

                                                                         PRO FORMA
                                                     HISTORICAL         ADJUSTMENTS              PRO FORMA
                                                    ------------        ------------           ------------

Revenues:
  Oil and natural gas sales .................       $ 26,726,203        $(26,726,203)(d)       $         --
  Accretion of Investment in LLC ............                 --          17,148,476 (e)         17,148,476
  Management fee ............................                 --           2,875,194 (f)          2,875,194
                                                    ------------        ------------           ------------
          Total revenue .....................         26,726,203          (6,702,533)            20,023,670

Cost and expenses:
  Lease operating ...........................          2,817,012          (2,817,012)(d)                 --
  Oil and natural gas production taxes ......          1,326,871          (1,326,871)(d)                 --
  Depreciation, depletion and amortization ..          4,553,617          (4,553,617)(d)                 --
  General and administrative ................          2,655,669                  --              2,655,669
                                                    ------------        ------------           ------------
          Total cost and expenses ...........         11,353,169          (8,697,500)             2,655,669
                                                    ------------        ------------           ------------
Operating income ............................         15,373,034           1,994,967             17,368,001
Other income (expense)
  Interest expense ..........................        (11,403,664)          1,208,613(g)         (10,195,051)
  Interest income and other, net ............           (150,089)            235,302(d)              85,213
                                                    ------------        ------------           ------------
Income before reorganization items
  and income taxes ..........................          3,819,281           3,438,882              7,258,163
Reorganization items:
  Professional fees and other ...............            460,312                  --                460,312
                                                    ------------        ------------           ------------
Income before income taxes ..................          4,279,593           3,438,882              7,718,475
  Provision for income taxes ................                 --          (2,701,466)(h)         (2,701,466)
                                                    ------------        ------------           ------------
Income before extraordinary item ............       $  4,279,593        $    737,416           $  5,017,009
                                                    ============        ============           ============

                             See accompanying notes.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

GENERAL

         The following sets forth the assumptions used in preparing the unaudited pro forma condensed consolidated financial statements. The pro forma adjustments are based on estimates made by the Company's management using information currently available.

         Under the Holding LLC Operating Agreement, the Company is to receive guaranteed payments and a priority distribution amount of $202.2 million before Gascon receives any monies. The priority distribution is to be made on or before November 1, 2006. Guaranteed payments are to be paid, on a semi annual basis, based on 10.75% of the outstanding priority distribution amount. After the payments to the Company, Gascon is to receive distributions equivalent to the priority distribution amount and guaranteed payments plus other amounts as defined. After the above distributions to the Company and Gascon, additional distributions, if any, are to be made in accordance with their respective capital accounts. Because of the substantial uncertainty that the Company will receive any distributions above the priority and guaranteed payment amounts, the Company will account for its investment in the LLC as a preferred investment whereby guaranteed payment amounts received and receipts of the priority distribution amount are recorded as reductions in the investment and income is recognized from accretion of the investment up to the priority distribution amount including the guaranteed payments (based on the interest method) and the residual interest on the LLC will be valued at zero.

PRO FORMA ADJUSTMENTS

                                  BALANCE SHEET

     (a) To record the contribution of oil and gas properties and related assets and liabilities to Holding LLC, and to record the Company's investment in Holding LLC received in exchange for the contributed oil and gas properties and related assets and liabilities. The initial investment represents the historical cost of the net assets contributed to Holding LLC. The residual or common interest was valued at zero.

     (b) To record a deferred tax asset for existing net operating loss carryforwards to the extent realization is expected as a result of the Contribution and excess allocation of Holding LLC profits to the Company.

     (c) To record redemption of senior notes ($16.4 million) and related accrued interest payable ($4.8 million) aggregating $21.2 million in exchange for a note payable of $10.9 million in connection with the formation of Holding LLC. The redemption has been accounted for as a partial redemption with modification of terms that changes future cash payments. The excess of the redeemed principal and interest over the redemption payment of $10.7 million is deferred and will be amortized as a reduction to interest expense over the remaining term of the senior notes in accordance with Statement of Financial Accounting Standards 15.

                            STATEMENTS OF OPERATIONS

         The unaudited pro forma condensed consolidated statements of operations do not reflect a nonrecurring tax benefit of $31.9 million from recognition of a deferred tax asset for existing net operating loss carryforwards to the extent realization is determined to be likely that is directly attributable to the Contribution. This non-recurring charge was recorded as a deferred tax benefit (component of tax expense) as a result of the Contribution.

     (d) To remove operating revenues and expenses associated with oil and gas properties contributed to Holding LLC.

     (e)  To record accretion of the preferred investment in Holding LLC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

     (f) To record management fees received from NEG Operating LLC based on 115% of actual direct and indirect administrative and overhead costs as defined in the Management Agreement between the Company and NEG Operating LLC incurred in operating the contributed oil and gas properties.

     (g) Reduction in interest expense as a result of the redemption of senior notes and related accrued interest payable in exchange for a note payable noted in (c) above.

     (h) To record the income tax related to the effects of the pro forma adjustments.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NATIONAL ENERGY GROUP, INC.

Date: September 27, 2001      By: /s/ RANDALL D. COOLEY
                                 -----------------------------------------------
                              Name: Randall D. Cooley
                                    --------------------------------------------
                              Title: Vice President and Chief Accounting Officer
                                     -------------------------------------------

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------


 99.1             Form of NEG Holding LLC Operating Agreement between National
                  Energy Group, Inc. and Gascon Partners.

 99.2             Form of NEG Operating LLC Operating Agreement executed by NEG
                  Holding LLC.

 99.3             Form of Shana National LLC Amended and Restated Operating
                  Agreement executed by NEG Operating LLC.

 99.4             Form of Management Agreement between National Energy Group,
                  Inc. and NEG Operating LLC.

 99.5             Form of Master Conveyance executed by National Energy Group,
                  Inc. in favor of NEG Holding LLC.

 99.6 Form of Master Conveyance executed by Gascon Partners in favor of NEG Holding LLC.

 99.7 Form of Master Conveyance executed by NEG Holding LLC in favor of NEG Operating LLC.

 99.8 Form of Master Conveyance executed by Shana Petroleum Company in favor of Gascon Partners.

 99.9 Form of Master Conveyance executed by Shana Petroleum Company in favor of Shana National LLC.
